Exhibit 10.17

* Confidential Treatment Requested by Celera Corporation*

AMENDMENT No. 4 to AGREEMENT
BETWEEN
THE REGENTS OF THE UNIVERSITY OF CALIFORNIA
AS MANAGEMENT AND OPERATIONS CONTRACTOR
FOR THE LAWRENCE BERKELEY NATIONAL LABORATORY
AND
BERKELEY HEARTLAB,
A CALIFORNIA CORPORATION

The parties hereby agree to amend the Agreement as follows:

1.               Revise Appendix A, “BHL Project Timetable and Reporting Schedule”

2.               Revise Article II. Term and Termination to extend the termination date July 31, 1999.

3.               All other terms and conditions remain unchanged and in full force and effect.

In witness whereof the parties hereto have executed this Amendment to the Agreement.

UNIVERSITY OF CALIFORNIA	REQUESTOR: Berkeley HeartLab
AS MANAGEMENT AND OPERATIONS
CONTRACTOR FOR THE LAWRENCE BERKELEY NATIONAL LABORATORY

By	By

Title	Title

Name	Name

Date	Date

Appendix A

Amendment 4

* Confidential Treatment Requested by Celera Corporation*

Statement of Work

Statement of Work:

Ernest Orlando Lawrence Berkeley National Laboratory (LBNL) will:

1.) Further develop and perfect [* * *]

2.) Provide support and assistance to the clinical laboratory of BHL as needed for quality assurance, technical needs, and transfer of technology involving new or modified clinical laboratory tests.

3.) Continue responsibility for the pickup and disposal of hazardous chemical waste at the clinical laboratory.

Staff:

LBNL staff members responsible for the work in this contract include:

Ronald M. Krauss, M.D., Principal Investigator

Patricia J. Blanche, Scientist and Leader, Lipoprotein Analysis Core Laboratory

Laura G. Holl, Principal Research Associate

Joseph R. Orr, Senior Research Associate

Craig Ikami, Computer/Instrumentation Engineer

TBA, Research Associate

August 26, 1998

Appendix A

Amendment 4

* Confidential Treatment Requested by Celera Corporation*

Space

The primary site for the conduct of this research shall be within that occupied by the Cholesterol Research Center (currently 3101 Telegraph Avenue, Berkeley, CA).  The lease for this space shall be held by BHL.  If BHL elects to renegotiate the lease with the owner, or to lease space elsewhere, the amount of space made available to LBNL will be determined by mutual agreement of BHL and LBNL.

Reporting

Performance, progress, and anticipated costs, will be monitored by monthly reports to the Chief Executive Officer and President, BHL.  Any future changes in the scope of work will be subject to approval by both parties, and subject to a fully executed amendment reflecting the changes.

August 26, 1998

* Confidential Treatment Requested by Celera Corporation*

P.I: R.M. KRAUSS

		Berkeley HeartLab	%	FY 98/99 Budget
		ACCT: 8814-01		PENDING
Labor		Krauss, R - 9794	[***]	[***]
		Blanche, P - 9787	[***]	[***]
		Holl, L - 9785	[***]	[***]
		Orr, J - 9783	[***]	[***]
		Ikami, C - 9786	[***]	[***]
		TBA - Res Assoc	[***]	[***]
[Mixed?] Labor		LBL Labor	[***]	[***]
		Personnel total	[***]	[***]

Equipment		Equipment
R&D Subcontracts to $500K		R&D Subcontracts
Stores/Material to $500K		Stores/Matr <$500K		[***]
Low Value Division		Low Value Division		[***]
Low Value Central		Low Value Central
Blanket Orders		Blankets-Sigma etc.		[***]
Purchases		Purchases >$2,500
Consulting/Personal Serv.		Blankets/Serv/Main		[***]
Campus Personnel		Campus Personnel
Support Burden		Support Burden		[***]
Animal Care		Animal Care
LBL Computers		LBL Computers
Miscellaneous		Miscellaneous
Shipping/Freight		Shipping/Freight		[***]
T.I.D.		T.I.D.		[***]
Telephone		Telephone		[***]

Y98 Rates effec 10/1/97		Total Direct Costs		[***]
[* * *]		Sci Burden		[***]
[* * *]		Support Burden		—
[* * *]		Procur Burden & Fee		[***]
[* * *]	<	500 Purchase Fee		—
[* * *]	>	500 Purchase Fee		—
[* * *]		Matr Handling Chrg		[***]
[* * *]		Site Support		[***]
[* * *]		Regular G&A		[***]
[* * *]		Space		[***]
		Total Indirect Costs		[***]
		TOTAL COSTS		[***]

		Total Funds Available		[***]
		Continued Funding		[***]

		TOTAL BALANCE		[***]